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Rockford Corporation Warrant Ownership                          Exhibit 10.19
As of February

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                                                                                     Initial                             Maximum
                                                                                   Senior Note                          Number of
                            Warrant Holder                                         Principal                            Warrants

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

                            The Vrolyk Partnership 97-A                                       3.45                        10,750

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